UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2016
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 6, 2016, OpGen, Inc. (the ‟Company”) filed a Certificate of Correction (the ‟Certificate of Correction”) to the Company’s Amended and Restated Certificate of Incorporation (the ‟Certificate of Incorporation”) with the Secretary of State of Delaware. The Certificate of Correction was filed to correct Article SIXTH, paragraph C to provide for action by written consent by the Company’s stockholders in conformity with the Company’s amended and restated bylaws.
A copy of the Certificate of Correction, as filed with the Secretary of State of the State of Delaware on June 6, 2016, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit                Description
3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation of OpGen, Inc., filed June 6, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: June 6, 2016

EXHIBIT INDEX
Exhibit No.	Document

3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation of OpGen, Inc., filed June 6, 2016